UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2023

WORTHINGTON STEEL, INC.

(Exact name of Registrant as Specified in Its Charter)

Ohio	001-41830	92-2632000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Old Wilson Bridge Road
Columbus, Ohio		43085
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 614 438-3210

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On December 21, 2023, Worthington Steel, Inc. (“we," "us," "our," "the Company" and "the registrant") issued a news release (the “Financial News Release”) reporting results for the three months ended November 30, 2023 (the second quarter of fiscal 2024) and the six months ended November 30, 2023. A copy of the Financial News Release is included herewith as Exhibit 99.1 and is incorporated herein by reference.

We conducted a conference call on December 22, 2023 to discuss our unaudited financial results for the second quarter of fiscal 2024 ended November 30, 2023 and addressed certain matters related to the outlook for the coming months. A copy of the transcript of the conference call is included herewith as Exhibit 99.2 and is incorporated herein by reference.

On December 21, 2023 the Company issued a press release and on December 22, 2023 the Company conducted a conference call, both of which disclosed the Company’s second quarter fiscal 2024 results. Subsequent to issuing the press release and conducting the conference call, the Company identified an immaterial error in the number of its common shares issued and outstanding as of November 30, 2023. The number of common shares issued and outstanding as of November 30, 2023 included in the press release was 50,025,115. The correct number of common shares issued and outstanding as of November 30, 2023 was 49,286,517. The Company has updated and annotated the press release and the transcript of the conference call, both of which are furnished with this Current Report on Form 8-K, to reflect the correct number of common shares issued and outstanding and the impacted financial items, all of which were immaterial. The correct number of common shares issued and outstanding as of November 30, 2023, as well as the corresponding financial items, will also be reported in the Company’s Quarterly Report on Form 10-Q for the fiscal period ended November 30, 2023, which the Company anticipates filing on or before January 16, 2024.

We have included both financial measures prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and non-GAAP financial measures in the Financial News Release and the conference call to provide investors with additional information that we believe allows for increased comparability of the performance of our ongoing operations from period to period. Please see the Financial News Release for further explanations of why we use the non-GAAP financial measures and the reconciliations to the most comparable GAAP financial measures.

The information contained in this Item 2.02, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or incorporate the information by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Item 8.01 Other Events.

On December 20, 2023, we issued a news release (the “Dividend Release”) reporting that our Board of Directors declared a quarterly cash dividend of $0.16 per common share. The dividend was declared on December 20, 2023, and is payable on March 28, 2024, to our shareholders of record at the close of business on March 14, 2024. A copy of the Dividend Release is filed herewith as Exhibit 99.3.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	News Release issued by Worthington Steel, Inc. on December 21, 2023 (Financial News Release)
99.2	Transcript of Worthington Steel, Inc. Earnings Conference Call for Second Quarter of Fiscal 2024 (Fiscal Quarter Ended November 30, 2023) held on December 22, 2023
99.3	News Release of Worthington Steel, Inc. on December 20, 2023 (Dividend Release)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON STEEL, INC.

Date:	December 22, 2023	By:	/s/ Michaune D. Tillman
Michaune D. Tillman Vice President - General Counsel and Secretary